Exhibit 10.14(b)

                                                                  Execution Copy

                   AMENDED AND RESTATED IPSWICH IRREVOCABLE INSURANCE TRUST

        This AGREEMENT made the 21st day of February, 1996 and amended and restated as of May 18, 1999, by and between Ipswich Savings Bank, Ipswich, Massachusetts ("the Company") and Eastern Bank, Lynn, Massachusetts (the "Trustee").

        WHEREAS, David L. Grey, an employee of the Company (the "Employee"), has established a life insurance program under Policy No. N100136450 issued by Nationwide Life Insurance Company (the "Policy");

        WHEREAS, the Company has entered into a so-called Split Dollar Agreement (as amended from time to time, the "Split Dollar Agreement") pursuant to which it has agreed to contribute to an insurance trust amounts necessary to pay the premiums due on said Policy until the retirement or earlier termination of its obligations under said Split Dollar Agreement;

        WHEREAS, pursuant to the Split Dollar Agreement the Employee has assigned the Policy to said insurance trust for the the purpose of providing security for the repayment, under certain circumstances, of the "Secured
Obligations" (as such term is defined in that certain Amended and Restated Assignment of Life Insurance Policy as Collateral in favor of the Trustee dated as of February 21, 1996 and subsequently amended and restated (the "Collateral Assignment"); and

        WHEREAS, the Company wishes to amend and restate the provisions of this insurance trust (the "Trust") so as to reflect its revised obligations under the Split Dollar Agreement; and

        WHEREAS, pursuant to its obligations under the Split Dollar Agreement the Company wishes to continue to contribute to the Trust assets that shall be held therein, subject (but only to the extent of the Company's rights therein) to the claims of the Company's creditors in the event of the Company's Insolvency, as herein defined, until paid to the Employee and his beneficiaries in such manner and at such times as specified in the Split Dollar Agreement;

        NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:

1 Section .  ESTABLISHMENT OF TRUST

        (a) The Company shall, at least on an annual basis, make or cause to be made contributions to the Trust of cash or property, including insurance contracts and/or marketable securities, which are acceptable to the Trustee and which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust and the Split Dollar Agreement. The Company, in its sole discretion, may at any time, or from time to time, make deposits of cash or other property into the Trust in addition to those amounts required hereunder; neither the Trustee nor the Employee or any beneficiary shall have any right to compel such additional deposits.
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        (b) The Trust hereby established shall be irrevocable.

        (c) The Trust is intended to be a grantor trust, of which the Company is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

        (d) The principal of the Trust, and any earnings thereon, shall be held separate and apart from other funds of the Company and shall be used exclusively for the uses and purposes of the Employee and (but only to the extent of the Company's rights therein) the Company's general creditors as herein set forth. The Employee and his beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust until such time as the Secured Obligations have been satisfied. Any rights created under the Split Dollar Agreement to cause the Company to make payments with respect to premiums due or to become due under this Policy or this Trust Agreement shall be mere unsecured contractual rights of the Employee and his beneficiaries against the Company. To the extent of the Company's rights therein, any assets held by the Trust will be subject to the claims of the Company's general creditors under Federal and state law in the event of Insolvency, as defined in Section 3(a) herein.

        (e) The following provision shall govern the operation of this Trust, and the provisions of this Section 1(e) shall supersede and control over any conflicting provision of this Trust. The parties recognize and agree that this Trust has been created solely to fund and secure payment of the Secured Obligations and that in order to provide such security the Policy (which is and shall remain property of the Employee) has been deposited in this Trust. The general creditors of the Company shall have no rights in or with respect to Trust assets other than the right, under the limited conditions described in this Trust, to receive such Premium Reimbursements (as such term is defined in the Split Dollar Agreement) as may constitute Secured Obligations. To the extent the Trustee shall at any time have an obligation to make funds available to such general creditors to satisfy such Secured Obligations, it shall first distribute any assets held by the Trust other than the Policy. If after such distribution the Secured Obligations shall remain unsatisfied, the Trustee shall notify the Employee and cooperate reasonably with any proposal that the Employee may offer to provide assets (other than the Policy) for distribution so as to minimize the potential economic loss that a distribution from the Policy might cause to the Employee . Once the Secured Obligations have been satisfied, any remaining assets in the Trust shall be returned to the Employee or his heirs, and the creditors of the Company shall have no further rights in and to any Trust assets.

2 Section .  PAYMENT OF PREMIUM REIMBURSEMENT

        (a) The Trustee shall promptly pay over to the Company the Premium Reimbursement (as defined in Section 5.1 of the Split Dollar Agreement) in the event of termination of the Split Dollar Agreement pursuant to Sections 7.1(a) or 7.1(b) thereof.

        (b) The Trustee shall promptly pay over to the Company any Premium Reimbursement received by it pursuant to Section 5.2 or 5.3 of the Split Dollar Agreement in the event of termination thereof pursuant to Section 7.1(c) thereof.

        (c) The Trustee shall promptly pay over to the Company any Premium Reimbursement received by it under Section 6.1, Part One, of the Split Dollar Agreement by virtue of the death of the Employee.

        (d) The Trustee shall make provision for the reporting and withholding of any Federal, state or local taxes that may be required to be so withheld with respect to any payment pursuant to the terms of the Split Dollar Agreement and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by the Company.

3 Section .  TRUSTEE RESPONSIBILITY WHEN COMPANY IS INSOLVENT

        (a) The Company shall be considered "Insolvent" for purposes of this Trust Agreement if (i) the Company is unable to pay its debts as they become due, or (ii) a receiver is appointed for the Company by the Commissioner of Banks of Massachusetts or the Federal Deposit Insurance Corporation.

        (b) At all times during the  continuance  of this Trust,  as provided in
Section 1(e) hereof, the principal and income of the Trust shall be subject to claims of general creditors of the Company under Federal and state law as set forth below.

                (1) The Board of Directors and the Chief Executive Officer of the Company shall have the duty to inform the Trustee in writing of the Company's Insolvency. If a person claiming to be a creditor of the Company alleges in writing to the Trustee that the Company has become Insolvent, the Trustee shall determine whether the Company has become Insolvent and, pending such determination, the Trustee shall discontinue payment of amounts to the Employee or his beneficiaries.

                (2) Unless the Trustee has actual knowledge of the Company's Insolvency, or has received notice from the Company or a person claiming to be a creditor alleging that the Company is Insolvent, the Trustee shall have no duty to inquire whether the Company is Insolvent. The Trustee may in all events rely on such evidence concerning the Company's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning the Company's solvency.

                (3) If at any time the Trustee has determined that the Company is Insolvent, the Trustee shall hold its interest in the cash surrender value of the Policy pursuant to Article V of the Split Dollar Agreement for the benefit of the Company's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of the Employee or his beneficiaries to pursue their rights as general creditors of the Company with respect to benefits due under the Split Dollar Agreement or otherwise.

                (4) The Trustee shall resume its obligations to the Employee and his beneficiaries in accordance with Section 2 of this Trust Agreement only after the Trustee has determined that the Company is not Insolvent (or is no longer Insolvent).

4 Section .  PAYMENT TO COMPANY

        (a) Except as provided in Sections 2 and 3 hereof, the Company shall have no right or power to direct the Trustee to return to the Company or to divert to the Company or to divert to others any of the Trust assets before all payments of amounts due have been made to the Employee and his beneficiaries pursuant to the terms of the Split Dollar Agreement.

5 Section .  INVESTMENT AUTHORITY

        (a) In no event may the Trustee invest in securities (including stock or rights to acquire stock) or obligations issued by the Company, other than a de minimis amount held in common investment vehicles in which the Trustee invests. All rights associated with assets of the Trust shall be exercised by the Trustee or the person designated by the Trustee, and shall in no event be exercisable by or rest with the Employee.

        (b) The Trustee shall have the additional power in its discretion:

                (1) To exercise all voting rights with respect to the shares of stock held in the Trust and to grant proxies, discretionary or otherwise;

                (2) To cause any shares of stock to be registered and held in the name of one or more of its nominees, or one or more nominees of any system for the central handling of securities, without increase or decrease of liability;

                (3) To collect and receive any and all money and other property due to the Trust and to give full discharge therefor;

                (4) To settle, compromise or submit to arbitration any claims, debts or damages due or owing to or from the Trustee; or commence or defend suits or legal proceedings to protect any interest of the Trust; and to represent the Trust in all suits or legal proceedings in any court or before any other body or tribunal;

                (5) To organize under the laws of any state a corporation for the purpose of acquiring and holding title to any property which it is authorized to acquire under this Agreement and to exercise with respect hereto and, or all of the powers set forth in this Agreement;

                (6) To determine how all receipts and disbursements shall be credited, charged or apportioned as between income and principal; and

                (7)  Generally  to  do  all  acts,   whether  or  not  expressly
        authorized, which the Trustees may deem necessary or desirable for the protection of the Trust.

6 Section .  DISPOSITION OF INCOME

        (a) During the term of this Trust, all income received by the Trust, net of expenses, shall be accumulated and reinvested.

7 Section .  ACCOUNTING BY TRUSTEE

        The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between the Company and the Trustee. Within 90 days following the close of each calendar year and within 60 days after the removal or resignation of the Trustee, the Trustee shall deliver to the Company a written account of its administration of the Trust during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions affected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be.

8 Section .  RESPONSIBILITY OF TRUSTEE.

        (a) The Trustee shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use, in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the Company which is contemplated by, and in conformity with, the terms of the Plan or this Trust and is given in writing by the Company. In the event of a dispute between the Company and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

        (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, the Company agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorney's fees and expenses) relating thereto and to be primarily liable for such payments. If the Company does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

        (c) The Trustee may consult with legal counsel (who may also be counsel for the Company generally) with respect to any of its duties or obligations hereunder.

        (d) The  Trustee may hire  agents,  accountants,  actuaries,  investment
advisors,   financial  consultants  or  other  professionals  to  assist  it  in performing any of its duties or obligations hereunder.

        (e) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor Trustee, or to loan to any person the proceeds of any borrowing against such policy.

        (f) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom, within the meaning of section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

9 Section .  COMPENSATION AND EXPENSES OF TRUSTEE

        The Company shall pay all administrative and Trustee's fees and expenses. If not so paid, the fees and expenses shall be paid from the Trust.

10 Section .  RESIGNATION AND REMOVAL OF TRUSTEE

        (a) The Trustee may resign at any time by written notice to the Company, which shall be effective 60 days after receipt of such notice unless the Company and the Trustee agree otherwise.

        (b) The Trustee may be removed by Company on 30 days' notice or upon shorter notice accepted by the Trustee.

        (c) Upon resignation or removal of the Trustee and appointment of a successor Trustee, all assets shall subsequently be transferred to the successor Trustee. The transfer shall be completed within 60 days after receipt of notice of resignation or removal and the successor Trustee acceptance of appointment unless Company extends the time limit.

        (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 11 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with the proceeding shall be allowed as administrative expenses of the Trust.

11 Section .  APPOINTMENT OF SUCCESSOR

        (a) If the Trustee resigns or is removed in accordance with section 10(a) or (b) hereof, the Company shall appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee who shall have all the rights and powers of the former trustee, including ownership rights in the Trust assets. The former trustee shall execute any instrument necessary or reasonably requested by the Company or the successor trustee to evidence the transfer.

        (b) The successor trustee need not examine the records and acts of any prior trustee, and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor trustee shall not be responsible for and Company shall indemnify and defend the successor trustee from any claim or liability resulting from any action or inaction of any prior trustee or from any other past event, or any condition existing at the time it becomes successor trustee.

        (c)   AMENDMENT OR TERMINATION

        (d) This Trust Agreement may be amended by a written instrument executed by the Trustee and the Company. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Split Dollar Agreement or shall make the Trust revocable.

        (e) The Trust shall terminate upon the termination of the Split Dollar Agreement and the distribution of all proceeds from the Policy as directed herein or in the Split Dollar Agreement. Any funds remaining after the distribution of all proceeds of the policy to which the Employee is entitled shall be distributed to the Company.

Section 12. MISCELLANEOUS

        (a) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

        (b) Benefits payable to the Employee and his beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

        (c) This Trust Agreement shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts, unless otherwise preempted by any applicable federal law.

Section 13.  NOTICES

        Any notice or communication which the Company or Trustee may be required or may desire to give to the other party under any provision of this Trust
Agreement shall be given in writing and personally delivered to, or mailed, faxed or delivered by overnight courier service to the address given below:

   If to the Company:Ipswich Savings Bank
                     Market Street
                     Ipswich, Massachusetts 01938
                     Attention: Chairman

If to the Trustee:   Eastern Bank
                     270 Union Street
                     Lynn, Massachusetts 01901
                     Attention:

        Any notice which is personally delivered shall be deemed to have been given on the date it is personally delivered. Any notice which is mailed shall be deemed to have been given on the third business day after deposit in the mail, registered or certified mail, postage prepaid and return receipt requested. Any notice which is delivered by overnight courier service shall be deemed to have been given on the business day after deposit with such courier service. Any notice which is transmitted by facsimile shall be deemed to have been given on the day that such notice is transmitted.

        The Company or Trustee may change the address to which notices, requests and other communications are to be sent to it by giving written notice of such address change to the other party in conformity with this Section 14, but such change shall not be effective until notice of such change has been received by the other party.

Section 14.  EFFECTIVE DATE

     The effective date of this Trust Agreement shall be February 21, 1996.

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        IN WITNESS WHEREOF,  the parties hereto have caused this Agreement to be executed by their duly authorized offices and their respective seals to be hereunto affixed as of the day and year first above written.



IPSWICH SAVINGS BANK

By:
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Its:
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EASTERN BANK, Trustee


By:
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Its:
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